UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jason Hadler
Professionally Managed Portfolios
c/o U.S. Bank Global Fund Services
777 E. Wisconsin Avenue
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 516-1523
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2023

Item 1. Reports to Stockholders.

(a)

BOSTON COMMON
ESG IMPACT EMERGING MARKETS FUND
(BCEMX)

BOSTON COMMON
ESG IMPACT INTERNATIONAL FUND
(BCAIX)

BOSTON COMMON
ESG IMPACT U.S. EQUITY FUND
(BCAMX)

ANNUAL REPORT
_____________________________

September 30, 2023

Table of Contents

Boston Common ESG Impact Emerging Markets Fund
Investment Outlook	1
Management’s Discussion of Fund Performance	2
Country Allocation	4
Performance Chart	5
Schedule of Investments	6
Boston Common ESG Impact International Fund
Investment Outlook	8
Management’s Discussion of Fund Performance	9
Country Allocation	11
Performance Chart	12
Schedule of Investments	13
Boston Common ESG Impact U.S. Equity Fund
Investment Outlook	15
Management’s Discussion of Fund Performance	17
Sector Allocation	19
Performance Chart	20
Schedule of Investments	21
Statements of Assets and Liabilities	23
Statements of Operations	24
Statements of Changes in Net Assets	25
Financial Highlights	28
Notes to Financial Statements	31
Report of Independent Registered Public Accounting Firm	42
Expense Examples	43
Statement Regarding Liquidity Risk Management Program	45
Trustees and Executive Officers	46
Approval of Investment Advisory Agreement	52
Federal Tax Information	57
Additional Information	61
Privacy Notice	Inside Back Cover

BOSTON COMMON ESG IMPACT EMERGING MARKETS FUND

Investment Outlook

The confluence of rising oil prices, higher interest rates, and a strengthening US Dollar poses a challenging near-term backdrop for Emerging Markets (EM). The persistence of high soft-commodity prices may impede the moderation of inflation in affected markets. Unresolved geopolitical tensions continue to threaten global trade and reshape energy transition policies. Nevertheless, inflation has moderated from the 2022 peak, and EM central banks, having previously taken the lead in the rate-hiking cycle, have garnered the credibility to initiate rate cuts. Even as China’s growth trajectory is expected to decelerate, the economic growth differential between EM and Developed Markets (DM) is expected to widen again, indicating potential relative improvements.

Emerging Asia is projected to achieve ~5% aggregate growth in 2024, driven by domestic-oriented economies such as Indonesia and India. The former has seen robust domestic consumption, becoming a thriving manufacturing hub for the electric vehicle (EV) supply chain, and is actively promoting a clean energy transition through policy initiatives. In addition to policy rate easing and fiscal consolidation in certain Latin American countries, the region saw record foreign direct investment (FDI) inflows of over $200bn in 2022, with Brazil and Mexico as top recipients. Our portfolio maintains an overweight to both South & Southeast Asia and Latin America regions.

China continues to struggle to bounce back from the pandemic, marked by a deteriorating property market and low consumer confidence. Policymakers are focused on reforms to boost private consumption while refraining from significant property and infrastructure stimulus. We expect China’s growth to slow down towards the mid-single-digit level structurally. Our approach in China focuses on private sectors and competitive businesses that can benefit in areas such as sustainable consumption, EV supply chain, industrial automation, and green infrastructure.

Our portfolio maintains an overweight of defensive sectors like Staples and Healthcare, counterbalanced by overweights of Consumer Discretionary and Industrials. Market turbulence has presented attractive opportunities to upgrade portfolio quality. Some of the additions during the year include Unimicron, a leading integrated circuit substrate manufacturer, with over 20% of the global Ajinomoto build-up film (ABF) substrate market, a vital component in semiconductor products for artificial intelligence (AI) and high-performance computing; Wuxi Biologics, a prominent global contract development and manufacturing organization (CDMO) providing end-to-end solutions for customers to discover, develop, and manufacture large-molecule therapies; and Raia Drogasil, Brazil’s largest pharmacy operator providing important access to healthcare, with the potential to gain market share by expanding locations, widening product selection, and enhancing e-commerce penetration.

While high-quality stocks face near-term headwinds due to shifting investor sentiment amid rising interest rates, we remain convinced of the secular growth drivers our portfolio has invested in, including digitalization, supply chain reshaping, and low-carbon transition technologies.

BOSTON COMMON ESG IMPACT EMERGING MARKETS FUND

Management Discussion

For the twelve months ending September 30, 2023, the Boston Common ESG Impact Emerging Markets Fund (the “Fund”) returned 11.72%, modestly ahead of the MSCI EM Index1 (the “Index”) which gained 11.70% over the same period. Stock selection was the primary driver of relative performance.

Financials, especially banks, were the largest contributors to relative performance. These include Hungary’s OTP Bank on better earnings and a moderating rate environment, as well as India’s Axis Bank and BDO Unibank in the Philippines. Strong gains in Brazilian electric equipment manufacturer WEG and Chinese industrial conglomerate Weichai Power drove outperformance in Industrials. The underweight in an underperforming Utilities sector helped. Selection in Consumer Discretionary was positive led by Trip.com on recovering domestic travel in China, as well as South Africa’s Naspers which undertook efforts to streamline its shareholder structure. Other notable contributors include semiconductor stocks TSM and SK Hynix which rallied on improving supply-demand balance and growth potential from AI.

The underwhelming property market support in China weighed on Longfor, resulting in weak relative results in the Real Estate sector. An anti-corruption campaign by Chinese authorities dragged down pharmaceutical and device companies, including Shenzhen Mindray Bio-Medical Electronics, weighing on relative performance in the Healthcare sector. Our underweight to the hardware space in Technology, and the lack of exposure to traditional Energy were a drag on relative performance.

On a regional basis, East Asia contributed most led by China, and Africa/Middle East was positive. South & Southeast Asia lagged as Indonesia underperformed, impacted by declines in PT Kalbe Farma and Telkom Indonesia.

In all sectors, the Fund’s positioning emphasizes attractively valued companies with leading and/or improving environmental, social, and governance (ESG) and financial characteristics as well as long-term growth drivers consistent with a more sustainable economic future.

_____________

[1]
The MSCI EM Index is a float-adjusted market capitalization index that is designed to measure equity market performance in 27 global emerging markets. It is not possible to invest directly in an index.

BOSTON COMMON ESG IMPACT EMERGING MARKETS FUND

Past performance does not guarantee future results.

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund’s sustainability policy could cause it to perform differently compared to similar funds that do not have such a policy. This policy may result in the Fund foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for reasons when it might be otherwise is advantageous for it to do so. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Diversification does not assure a profit or protect against loss in a declining market.

Boston Common Asset Management, LLC is the adviser to the Fund, which is distributed by Quasar Distributors, LLC.

The opinions expressed are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any securities. Please refer to the Schedule of Investments included for additional information on securities held within the Boston Common ESG Impact Funds.

BOSTON COMMON ESG IMPACT EMERGING MARKETS FUND

COUNTRY ALLOCATION at September 30, 2023 (Unaudited)

Country	% of Net Assets[1]
China	25.8%
Taiwan, Province Of China	14.0%
India	11.4%
Republic of Korea	10.1%
Brazil	8.0%
Indonesia	6.3%
South Africa	5.9%
Thailand	3.4%
Mexico	1.9%
Colombia	1.9%
United Kingdom	1.8%
Uruguay	1.7%
Philippines	1.6%
Hong Kong	1.6%
Poland	1.3%
Hungary	1.1%

[1]	Excludes short-term investments and other assets in excess of liabilities.

BOSTON COMMON ESG IMPACT EMERGING MARKETS FUND

Value of $10,000 vs. MSCI EM® Index
(Unaudited)

		Since	Value of
Average Annual Returns	One	Inception	$10,000
Periods Ended September 30, 2023	Year	(9/20/21)	(9/30/23)
Emerging Markets Fund	11.72%	-9.92%	$8,091
MSCI EM® Index	11.70%	-10.38%	$8,009

This chart illustrates the performance of a hypothetical $10,000 investment made on September 20, 2021, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for the Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling (877) 777-6944. The Fund imposes a 2.00% redemption fee on shares redeemed within 30 days of purchase. Performance data does not reflect the redemption fee, and if reflected, total returns would be reduced. As of the most recent prospectus, the gross expense ratio for the Emerging Markets Fund was 1.94%. See the Financial Highlights in this report for the most current expense ratio.

BOSTON COMMON ESG IMPACT EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS at September 30, 2023

Shares		Value
COMMON STOCKS – 93.9%

Communication Services – 8.6%
102,184	Advanced Info
	Service PLC	$712,797
78,974	Bharti Airtel Ltd.	879,481
34,492	SK Telecom
	Company Ltd. – ADR	740,198
2,451,693	Telkom Indonesia
	Persero Tbk PT	594,307
9,050	Tencent Holdings Ltd.	350,814
		3,277,597
Consumer Discretionary – 17.6%
165,715	Alibaba Group
	Holding Ltd.[1]	1,796,713
21,209	BYD Company
	Ltd. – Class H	653,454
6,974	Coway Company Ltd.	212,906
48,425	Giant Manufacturing
	Company Ltd.	267,390
115,824	Lojas Renner SA	308,769
519	MercadoLibre, Inc.[1]	658,030
97,099	Midea Group Company
	Ltd. – Class A	740,715
8,385	Naspers Ltd. – Class N	1,341,507
20,385	Trip.com
	Group Ltd. – ADR[1]	712,863
		6,692,347
Consumer Staples – 8.8%
44,715	Clicks Group Ltd.	610,842
5,954	Dino Polska SA1	482,534
76,279	Hengan International
	Group Company Ltd.	242,692
364,740	Kimberly-Clark de
	Mexico – Class A	726,236
1,508	LG Household &
	Health Care Ltd.	497,504
140,191	Raia Drogasil SA	770,045
		3,329,853
Financials – 18.7%
64,187	Axis Bank Ltd.	798,983
244,554	BDO Unibank, Inc.	612,087
242,107	China Merchants
	Bank Company
	Ltd. – Class H	1,005,133
24,520	HDFC
	Bank Ltd. – ADR	1,446,925
166,871	Kasikornbank PCL	576,405
11,244	OTP Bank Nyrt	405,390
203,763	Ping An Insurance
	(Group) Company of
	China Ltd. – Class H	1,155,673
3,447,950	PT Bank
	Rakyat Indonesia
	(Persero) Tbk.	1,164,487
		7,165,083
Health Care – 7.2%
94,945	Biocon Ltd.	310,743
1,294,949	China Traditional
	Chinese Medicine
	Holdings
	Company Ltd.	603,245
500,125	Hapvida Participacoes e
	Investimentos SA1	469,624
5,682,757	PT Kalbe Farma Tbk.	644,025
13,486	Shenzhen Mindray
	Bio-Medical
	Electronics Company
	Ltd. – Class A	501,115
33,000	Wuxi Biologics
	Cayman, Inc.[1]	191,791
		2,720,543
Industrials – 9.2%
23,652	AirTAC
	International Group	718,611
69,325	Shenzhen Inovance
	Technology Company
	Ltd. – Class A	633,506
43,900	Sungrow Power Supply
	Company Ltd.	538,117
27,287	Voltas Ltd.	283,052
100,939	WEG SA	729,749
440,936	Weichai Power
	Company Ltd. –
	Class H	597,647
		3,500,682
Information Technology – 20.0%
970,389	Chinasoft
	International Ltd.	688,380
125,346	Delta Electronics, Inc.	1,262,475
36,875	Infosys Ltd. – ADR	630,931
22,791	SK Hynix, Inc.	1,929,593

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS at September 30, 2023 (Continued)

Shares		Value
COMMON STOCKS – 93.9% (Continued)

Information Technology – 20.0% (Continued)
31,024	Taiwan Semiconductor
	Manufacturing
	Company
	Ltd. – ADR	$2,695,987
69,000	Unimicron
	Technology Corp.	372,273
		7,579,639
Materials – 3.1%
1,304	LG Chem Ltd.	477,442
42,058	Mondi PLC	702,646
		1,180,088
Real Estate – 0.7%
504,856	Growthpoint Properties
	Ltd. – REIT	281,309

TOTAL COMMON STOCKS
(Cost $39,146,441)		35,727,141

PREFERRED STOCKS – 3.9%

Financials – 3.9%
141,415	Itau Unibanco
	Holding SA – ADR	759,398
26,548	Bancolombia
	SA – ADR	708,301
		1,467,699
TOTAL PREFERRED STOCKS
(Cost $1,498,150)		1,467,699

SHORT-TERM INVESTMENTS – 1.9%

Money Market Funds – 1.9%
714,093	First American
	Treasury Obligations
	Fund – Class X, 5.265%[2]
		714,093

TOTAL SHORT-TERM INVESTMENTS
(Cost $714,093)		714,093

TOTAL INVESTMENTS
IN SECURITIES – 99.7%
(Cost $41,358,684)		37,908,933
Other Assets in Excess
of Liabilities – 0.3%		109,381
TOTAL NET ASSETS – 100.0%		$38,018,314

ADR – American Depositary Receipt
REIT – Real Estate Investment Trust
[1]	Non-income producing security.
[2]	Annualized seven-day effective yield as of September 30, 2023.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by the administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

Investment Outlook

Long-term fundamental prospects for environmental solutions holdings remain robust. Europe and the US are projected to spend nearly four trillion dollars each—two-thirds by the private sector—over the next decade to transform their economies. Over 75% of this massive investment should be in wind and solar power, electric grids, and electric vehicles – key areas of emphasis in portfolios. In our view, the public, policymakers, and executives are broadly aligned in driving demand for these critical green tools, which already offer compelling economics relative to conventional technologies. According to surveys, nearly 90% of European Union citizens support its carbon-neutral target, the number of the world’s largest companies with net-zero targets has now reached 65% of the top 2000, and legislative bodies continue to pass regulatory incentives to invest in climate change mitigation.

Valuations for climate solutions stocks in the portfolio have compressed dramatically over the past two years. We are mindful of risks to our thesis, which range from operational—notably, permitting delays and supply-chain snarls—to political. Policy momentum could be diluted, as the net benefit of this monumental shift is unevenly felt across the socio-political spectrum. The impact of higher bond yields on the present value of long-duration assets is also a factor. However, we believe rates are near peak levels and that earnings multiples overly discount short-term headwinds and underestimate the magnitude of the long-term growth prospects for select environmental solutions companies.

The portfolio is overweight the defensive Healthcare and Consumer Staples sectors, reflecting the potential for economic contraction. Within these sectors, new additions during the period include L’Oreal, the French leader in global beauty, which continues to innovate through a savvy digital presence and product diversification, along with a commitment to 100% sustainable packaging by 2025; and Convatec, a UK medical device company focused on diabetes and chronic care producing a majority of infusion sets globally, benefiting from stable growth chronic care markets and providing important access to healthcare.

We balance the defensive positions with an overweight of Financials, one of the few sectors that benefit from higher interest rates. Within Financials, we added DNB Bank, a Norwegian bank with low valuations, strong ESG profiles, and industry-leading profitability which should benefit from an appealing macroeconomic backdrop. German reinsurer Hannover Re is another new position. In our view, the company has been appropriately underwriting climate change risks, has demonstrated high-quality management, and is positioned to benefit from an attractive pricing cycle.

In all sectors, we favor high ESG and financial quality, and potential beneficiaries of sustainability trends.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

Management Discussion

For the twelve months ending September 30, 2023, the Boston Common ESG Impact International Fund (the “Fund”) gained 16.98%. The MSCI EAFE® Index2 (the “Index”) returned 25.65% over the same period. The strategy faced interrelated challenges: environmental solutions declined while commodities rallied; higher interest rates pressured high-quality growth holdings; and inventory overhangs depressed demand for select pandemic beneficiaries.

Stock selection in the Industrials sector was the largest detractor from performance, as manufacturers of energy-efficient equipment Daikin and Spirax-Sarco, and Japanese water purification company Kurita Water underperformed on downgraded expectations. Materials lagged as construction materials stocks outperformed our green chemicals holdings, including Korean battery producer LG Chem and European natural ingredient suppliers DSM-Firmenich and Croda. Roche and BioNTech were among the laggards, weighing on the Healthcare exposure. Wind farm developer Orsted announced a possible write-down of its US offshore projects, pressuring the portfolio’s Utilities exposure.

Stock selection in Consumer Staples contributed most to relative returns, led by our holding in L’Oreal benefiting from operational resilience. Communication Services was positive, especially Deutsche Telecom as its US franchise T-Mobile continues to gain market share. Other contributors include Danish pharma Novo Nordisk, which advanced on the strength of its diabetes and weight loss drugs, and UK pet pharmaceutical supplier Dechra, which received an acquisition offer at a substantial premium.

On a regional basis, Japan lagged most, while Asia-Pacific ex Japan, led by Australia and Singapore, was positive.

_____________

[2]
MSCI EAFE® Index definition: The MSCI EAFE® Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the U.S. and Canada. It is not possible to invest directly into an index.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

Past performance does not guarantee future results.

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund’s sustainability policy could cause it to perform differently compared to similar funds that do not have such a policy. This policy may result in the Fund foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for reasons when it might be otherwise is advantageous for it to do so. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Diversification does not assure a profit or protect against loss in a declining market.

Boston Common Asset Management, LLC is the adviser to the Fund, which is distributed by Quasar Distributors, LLC.

The opinions expressed are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any securities. Please refer to the Schedule of Investments included for additional information on securities held within the Boston Common ESG Impact Funds.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

COUNTRY ALLOCATION at September 30, 2023 (Unaudited)

Country	% of Net Assets[1]
United Kingdom	15.5%
Japan	14.9%
Germany	11.1%
France	8.9%
Sweden	6.2%
Netherlands	5.8%
Switzerland	5.8%
Denmark	4.7%
Spain	3.5%
Australia	3.1%
Singapore	3.1%
China	2.6%
Hong Kong	2.4%
Norway	2.1%
Italy	2.0%
Finland	1.9%
Ireland	1.5%
Indonesia	1.2%
Republic of Korea	0.8%

[1]	Excludes short-term investments and other assets in excess of liabilities.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

Value of $10,000 vs. MSCI EAFE® Index
(Unaudited)

Average Annual Returns					Value of
Periods Ended	One	Three	Five	Ten	$10,000
September 30, 2023	Year	Years	Years	Years	(9/30/23)
International Fund	16.98%	-2.09%	0.72%	2.21%	$12,448
MSCI EAFE® Index	25.65%	5.75%	3.24%	3.82%	$14,555

This chart illustrates the performance of a hypothetical $10,000 investment made on September 30, 2013, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for the Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling (877) 777-6944. The Fund imposes a 2.00% redemption fee on shares redeemed within 30 days of purchase. Performance data does not reflect the redemption fee, and if reflected, total returns would be reduced. As of the most recent prospectus, the gross expense ratio for the International Fund was 0.97%. See the Financial Highlights in this report for the most current expense ratio.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS at September 30, 2023

Shares		Value
COMMON STOCKS – 97.1%

Communication Services – 4.4%
166,300	Cellnex
	Telecom SA	$5,784,247
719,759	Deutsche
	Telekom AG	15,098,246
		20,882,493
Consumer Discretionary – 10.5%
68,020	Alibaba Group
	Holding Ltd. –
	ADR[1]	5,900,055
984,016	Barratt
	Developments PLC	5,275,963
208,000	BYD Company
	Ltd. – Class H	6,408,527
289,660	Industria de Diseno
	Textil SA	10,778,845
99,030	Mercedes-Benz
	Group AG	6,892,169
155,380	Prosus NV –
	Class N1	4,578,432
116,061	Sony Group Corp.	9,490,956
		49,324,947
Consumer Staples – 11.5%
313,088	Essity AB – Class B	6,752,447
86,937	Kerry Group
	PLC – Class A	7,263,975
337,211	Koninklijke Ahold
	Delhaize NV	10,163,436
26,200	L’Oreal SA	10,857,598
165,557	Shiseido
	Company Ltd.	5,801,807
284,079	Unilever
	PLC – ADR	14,033,502
		54,872,765
Financials – 20.4%
891,350	AIA Group Ltd.	7,208,479
345,516	AXA SA	10,251,069
499,400	DNB Bank ASA	10,033,832
32,495	Hannover Rüeck SE	7,130,013
963,651	ING Groep NV	12,700,986
88,187	Macquarie
	Group Ltd.	9,443,785
571,147	ORIX Corp.	10,664,687
1,587,665	Oversea-Chinese
	Banking
	Corp. Ltd.	14,847,929
16,965,546	PT Bank
	Rakyat Indonesia
	(Persero) Tbk.	5,729,823
203,615	Sampo Oyj –
	Class A	8,802,583
		96,813,186
Health Care – 15.1%
104,449	AstraZeneca PLC	14,088,636
37,808	BioNTech SE –
	ADR[1]	4,107,461
2,430,741	ConvaTec
	Group PLC	6,441,677
105,617	Eisai Company Ltd.	5,853,694
78,024	Hoya Corp.	7,991,022
109,364	Novartis AG – ADR	11,139,817
114,080	Novo Nordisk AS –
	Class B	10,387,128
329,391	Roche Holding
	Ltd. – ADR	11,176,237
		71,185,672
Industrials – 18.1%
73,580	Ashtead Group PLC	4,462,112
356,366	Assa Abloy AB –
	Class B	7,743,325
687,182	Atlas Copco AB –
	Class B	8,036,629
64,771	Daikin Industries	10,154,260
1	Ferguson PLC	165
201,037	Kurita Water
	Industries Ltd.	6,995,853
232,676	Prysmian SpA	9,339,218
291,850	Rexel SA	6,539,184
89,845	Schneider
	Electric SE	14,805,756
49,981	Spirax-Sarco
	Engineering PLC	5,785,499
265,351	Vestas Wind
	Systems A/S1	5,676,890
333,248	Volvo AB – Class B	6,864,122
		86,403,013

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS at September 30, 2023 (Continued)

Shares		Value
COMMON STOCKS – 97.1% (Continued)

Information Technology – 7.9%
274,702	Infineon
	Technologies AG	$9,098,337
20,824	Keyence Corp.	7,701,255
394,480	Sage Group PLC	4,747,165
80,306	SAP SE – ADR	10,385,172
158,089	TDK Corp.	5,844,592
		37,776,521
Materials – 3.2%
100,478	Croda
	International PLC	6,001,749
59,610	DSM-Firmenich AG	5,037,216
9,910	LG Chem Ltd.	3,628,410
		14,667,375
Real Estate – 2.0%
3,137,416	Hang Lung
	Properties Ltd.	4,292,480
4,061,679	Mirvac
	Group – REIT	5,520,591
		9,813,071
Utilities – 4.0%
112,169	Orsted A/S	6,102,351
645,475	SSE PLC	12,649,026
		18,751,377
TOTAL COMMON STOCKS
(Cost $444,993,843)		460,490,420

SHORT-TERM INVESTMENTS – 0.9%

Money Market Funds – 0.9%
4,469,110	First American
	Treasury
	Obligations
	Fund – Class X, 5.265%[2]
		4,469,110

TOTAL SHORT-TERM INVESTMENTS
(Cost $4,469,110)		4,469,110

TOTAL INVESTMENTS
IN SECURITIES – 98.0%
(Cost $449,462,953)		464,959,530
Other Assets in Excess
of Liabilities – 2.0%		9,274,096
TOTAL NET ASSETS – 100.0%		$474,233,626

ADR – American Depositary Receipt
REIT – Real Estate Investment Trust
[1]	Non-income producing security.
[2]	Annualized seven-day effective yield as of September 30, 2023.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by the administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

Investment Outlook

The Fed’s tools for containing inflation by slowing down economic growth have traditionally had long and varied lags. This time, Fed action has been exceptionally sharp with rates rising 5% between March 2022 and July 2023, coupled with Quantitative Tightening. However, eighteen months after rate increases began, the economy remains resilient. High fiscal stimulus and the lower interest-sensitivity of the economy could explain the delay in impact.

We expect the US economy to slow in the year ahead. Rising bond yields now reflect the economy’s surprising strength. Yet these high rates will likely create tighter financial conditions for households and businesses, dampening economic activity. The economy also faces oil price volatility, labor unrest and government dysfunction, issues that highlight longer-term underlying economic challenges driven by supply issues, but that also create opportunities. Despite a slowdown in global economic growth, oil prices have been elevated largely through supplier-driven actions. Higher oil prices hurt consumer discretionary spending and delay the decline in inflation rates; longer term they provide a pricing umbrella for energy efficiency and alternative energy initiatives. Labor strife reflects another supply challenge: the ongoing shortage of skilled workers, exacerbated by demographics and reshoring ambitions. Job creation is slowing, but still high; long overdue wage gains will likely persist, reversing a decades-long trend. The government dysfunction highlights the challenge of tackling the rising cost of debt service in a divisive political climate, amid the decline in the supply of global savings.

Portfolio activity over the period reflects some intra-sector reallocation, taking profits in equities that have demonstrated strong stock performance, for example, TJX Companies, Ecolab, Adobe, Carrier, and redeploying to areas with more attractive relative valuation, whether seeking promising opportunities or bolstering a slightly more defensive portfolio posture. Regarding the former, we added Digital Realty, a real estate investment trust (REIT) and leading provider of real estate for data centers with a keen focus on energy efficiency and green buildings. Trends in artificial intelligence are likely to boost demand. Valmont, an engineering company, is a beneficiary of infrastructure spending and should see rising demand as Utilities build out the interconnectors and transmission lines necessary to incorporate the rapid growth in renewable energy projects. We initiated a position in Procter & Gamble, bringing the Consumer Staples sector to equal weight even as we trimmed Estee Lauder, which has faced pressures due to its more cyclical business profile. Another recent addition is wireless carrier T-Mobile (TMUS), which replaces Verizon, sold during the period, within Communication Services. Margins are expected to expand meaningfully, and, without legacy wireline assets, TMUS should see improving cash flow

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

available for debt repayment and support of its recently introduced dividend. We initiated a position in Eli Lilly, a global pharma company with leading exposure to areas of exciting therapeutic growth and unmet need: obesity and Alzheimer’s. We also purchased Hologic, a diagnostic company focused on women’s health.

Equity market valuations have come down from recent peaks but remain high relative to history and in the context of a slowing economy and higher interest rates. Economic crosscurrents and substantial valuation disparities have created greater dispersion among investment opportunities. We believe active management can add value here.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

Management Discussion

Over the twelve months ending September 30, 2023, the Fund returned 17.90%, lagging the 21.62% return of the S&P 500® Index3 (the “Index”) over the same period. This strong absolute result lagged the Index, which continues to be driven by a few mega-cap stocks—the S&P 500 Equal-Weighted Index returned just 11.37%.

On a relative basis, our weaker performance in the Technology and Communication Services sectors, though both generated positive absolute returns, reflected more of what the portfolio did not own, including AI-focused Nvidia and Facebook parent Meta. Within Technology, our holding in Enphase Energy declined on downgraded growth expectations. The turmoil in regional banks impacted Financials dragging down PNC Financial. PayPal and Metlife also lagged. Consumer Staples underperformed as inventory concerns impacted Estee Lauder and Target.

As an offset, stock selection in Consumer Discretionary was a strong positive contributor. Online travel platform Booking, and bargain retailer TJX benefited from dominant positions in their respective industries. Selection in Healthcare added to relative performance thanks to pharmaceutical companies Novo-Nordisk, on the strength of its diabetes and weight loss drugs, and Merck. Industrials also added to relative performance with a stock selection focus on resource efficiency companies, including Emerson Electric and heat pump manufacturer Carrier.

Boston Common remains committed to ESG-integrated investing anchored in research-driven stock selection and thoughtful portfolio construction. Coupled with active ownership and proactive corporate engagement, we believe this approach has the potential to deliver strong financial returns and meaningful societal change over time.

_____________

[3]
The S&P 500® Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure a broad domestic securities market. The S&P 500® Equal Weight Index (EWI) is the equal-weight version of the widely-used S&P 500. The index includes the same constituents as the capitalization weighted S&P 500, but each company in the S&P 500 EWI is allocated a fixed weight - or 0.2% of the index total at each quarterly rebalance. It is not possible to invest directly in an index.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

Past performance does not guarantee future results.

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. Larger, more established companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. The Fund’s sustainability policy could cause it to perform differently compared to similar funds that do not have such a policy. This policy may result in the Fund foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for reasons when it might be otherwise is advantageous for it to do so. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Diversification does not assure a profit or protect against loss in a declining market.

Boston Common Asset Management, LLC is the adviser to the Fund, which is distributed by Quasar Distributors, LLC.

The opinions expressed are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any securities. Please refer to the Schedule of Investments included for additional information on securities held within the Boston Common ESG Impact Funds.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

SECTOR ALLOCATION at September 30, 2023 (Unaudited)

Sector	% of Net Assets[1]
Information Technology	30.9%
Health Care	14.5%
Consumer Discretionary	9.8%
Industrials	9.4%
Communication Services	8.6%
Financials	8.3%
Consumer Staples	7.4%
Real Estate	3.5%
Utilities	3.1%
Materials	2.9%

[1]	Excludes short-term investments and other liabilities in excess of other assets.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

Value of $10,000 vs. S&P 500® Index
(Unaudited)

Average Annual Returns					Value of
Periods Ended	One	Three	Five	Ten	$10,000
September 30, 2023	Year	Years	Years	Years	(9/30/23)
U.S. Equity Fund	17.90%	7.64%	7.76%	9.37%	$24,491
S&P 500® Index	21.62%	10.15%	9.92%	11.91%	$30,821

This chart illustrates the performance of a hypothetical $10,000 investment made on September 30, 2013, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling (877) 777-6944. The Fund imposes a 2.00% redemption fee on shares redeemed within 30 days of purchase. Performance data does not reflect the redemption fee, and if reflected, total returns would be reduced. As of the most recent prospectus, the gross expense ratio for the U.S. Equity Fund was 1.14%. See the Financial Highlights in this report for the most current expense ratio.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2023

Shares		Value
COMMON STOCKS – 98.4%

Communication Services – 8.6%
21,664	Alphabet, Inc. –
	Class C1	$2,856,398
300	Alphabet, Inc. –
	Class A1	39,258
3,169	Netflix, Inc.[1]	1,196,614
3,871	T-Mobile US, Inc.[1]	542,134
		4,634,404
Consumer Discretionary – 9.8%
403	Booking
	Holdings, Inc.[1]	1,242,832
4,321	Darden Restaurants, Inc.	618,854
3,267	Home Depot, Inc.	987,157
8,148	Ralph Lauren Corp.	945,901
17,369	TJX Companies, Inc.	1,543,757
		5,338,501
Consumer Staples – 7.4%
7,296	Colgate-Palmolive
	Company	518,819
2,547	Costco Wholesale Corp.	1,438,953
3,752	The Estée Lauder
	Companies, Inc. –
	Class A	542,352
13,411	Mondelez
	International, Inc. –
	Class A	930,723
3,626	Procter & Gamble
	Company	528,888
		3,959,735
Financials – 8.3%
2,428	Ameriprise
	Financial, Inc.	800,463
3,642	Aon PLC – Class A	1,180,809
5,765	CME Group, Inc. –
	Class A	1,154,268
9,436	MetLife, Inc.	593,619
9,547	Morgan Stanley	779,704
		4,508,863
Health Care – 14.5%
5,123	Agilent
	Technologies, Inc.	572,854
2,584	Danaher Corp.	641,090
13,713	Edwards
	Lifesciences Corp.[1]	950,037
1,510	Eli Lilly & Company	811,066
7,775	Hologic, Inc.[1]	539,585
19,953	Merck & Company, Inc.	2,054,161
1,374	Regeneron
	Pharmaceuticals, Inc.[1]	1,130,747
3,049	Vertex
	Pharmaceuticals, Inc.[1]	1,060,259
		7,759,799
Industrials – 9.4%
16,288	Carrier Global Corp.	899,098
3,782	Cummins, Inc.	864,036
11,481	Emerson Electric
	Company	1,108,720
2,285	Valmont Industries, Inc.	548,880
7,934	Wabtec Corp.	843,146
8,312	Xylem, Inc.	756,641
		5,020,521
Information Technology – 30.9%
2,783	Adobe, Inc.[1]	1,419,052
3,432	Analog Devices, Inc.	600,909
23,245	Apple, Inc.	3,979,776
4,201	Applied Materials, Inc.	581,628
1,929	Broadcom, Inc.	1,602,189
4,522	Enphase Energy, Inc.[1]	543,318
2,856	Intuit, Inc.	1,459,245
13,534	Microsoft Corp.	4,273,361
9,666	Visa, Inc. – Class A	2,223,277
		16,682,755
Materials – 2.9%
19,989	Ball Corp.	995,052
3,491	Ecolab, Inc.	591,375
		1,586,427
Real Estate – 3.5%
4,650	Digital Realty
	Trust, Inc. – REIT	562,743
31,031	Kimco Realty
	Corp. – REIT	545,836
25,064	Weyerhaeuser
	Company – REIT	768,462
		1,877,041

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2023 (Continued)

Shares		Value
COMMON STOCKS – 98.4% (Continued)

Utilities – 3.1%
6,386	American Water Works
	Company, Inc.	$790,778
10,086	Consolidated
	Edison, Inc.	862,656
		1,653,434
TOTAL COMMON STOCKS
(Cost $34,796,321)		53,021,480

SHORT-TERM INVESTMENTS – 1.6%

Money Market Funds – 1.6%
847,893	First American
	Treasury Obligations
	Fund – Class X, 5.265%[2]
		847,893

TOTAL SHORT-TERM INVESTMENTS
(Cost $847,893)		847,893

TOTAL INVESTMENTS
IN SECURITIES – 100.0%
(Cost $35,644,214)		53,869,373
Other Liabilities in Excess
of Other Assets – (0.0)%[3]		(11,015)
TOTAL NET ASSETS – 100.0%		$53,858,358

REIT – Real Estate Investment Trust
[1]	Non-income producing security.
[2]	Annualized seven-day effective yield as of September 30, 2023.
[3]	Does not round to 0.0% or (0.0)%, as applicable.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by the administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2023

	Emerging	International	U.S. Equity
	Markets Fund	Fund	Fund
ASSETS:
Investments in securities, at value
(cost $41,358,684, $449,462,953
and $35,644,214, respectively)	$37,908,933	$464,959,530	$53,869,373
Foreign cash (cost $9,790,
$42,476 and $0, respectively)	9,829	42,684	—
Receivables:
Fund shares sold	—	7,820,899	—
Dividends and interest	113,469	1,875,408	40,957
Prepaid expenses	24,990	12,877	11,590
Total assets	38,057,221	474,711,398	53,921,920

LIABILITIES:
Payables:
Fund shares redeemed	—	114,395	—
Investment advisory fees, net	4,641	299,470	35,739
Audit fees	17,752	23,535	23,535
Fund administration & fund accounting fees	530	—	—
Custody fees	12,568	23,738	1,302
Trustee fees	1,104	366	1,135
Legal fees	—	—	—
Chief Compliance Officer fees	—	—	—
Registration fees	1,678	549	482
Printing and mailing expenses	634	15,035	1,367
Transfer agent fees	—	—	—
Miscellaneous expenses	—	684	2
Total liabilities	38,907	477,772	63,562
NET ASSETS	$38,018,314	$474,233,626	$53,858,358

COMPONENTS OF NET ASSETS:
Paid-in capital	$43,557,594	$508,606,596	$34,788,165
Total distributable (accumulated)
earnings (losses)	(5,539,280)	(34,372,970)	19,070,193
Net assets	$38,018,314	$474,233,626	$53,858,358
Net assets value (unlimited shares authorized):
Net assets	$38,018,314	$474,233,626	$53,858,358
Shares of beneficial interest
issued and outstanding	1,927,012	16,394,939	1,002,431
Net asset value, offering, and
redemption price per share	$19.73	$28.93	$53.73

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT FUNDS

STATEMENTS OF OPERATIONS For the Year Ended September 30, 2023

	Emerging	International	U.S. Equity
	Markets Fund	Fund	Fund
INVESTMENT INCOME
Income:
Dividends (net of foreign withholding tax
and issuance fees of $105,765, $1,117,250
and $1,243, respectively)	$721,515	$12,994,078	$774,525
Interest	38,725	338,477	53,383
Other income	874	437	629
Total investment income	761,114	13,332,992	828,537

Expenses:
Investment advisory fees	266,878	3,927,551	389,807
Fund administration & fund accounting fees	93,851	406,916	82,765
Custody fees	62,351	136,226	7,085
Professional fees	24,940	31,064	30,957
Registration fees	21,913	46,297	23,543
Trustee fees	18,377	21,487	15,278
Miscellaneous expense	16,937	42,998	12,615
Chief Compliance Officer fees	13,200	13,200	13,200
Insurance expenses	4,104	6,568	5,695
Reports to shareholders	3,029	31,836	3,715
Transfer agent fees	2,631	88,046	22,491
Interest expenses	—	2,685	—
Total expenses before Adviser waiver	528,211	4,754,874	607,151
Less: fees waived	(217,379)	(530,073)	(88,702)
Total expenses before
Adviser recoupment	310,832	4,224,801	518,449
Add: fees recouped	—	—	1,294
Net expenses	310,832	4,224,801	519,743
Net investment income (loss)	450,282	9,108,191	308,794

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on investments
and foreign currency	(1,481,962)	(44,521,742)	721,824
Net change in unrealized
appreciation/depreciation on investments
and foreign currency	2,873,837	104,156,089	7,141,753
Net realized and unrealized gain (loss)
on investments and foreign currency	1,391,875	59,634,347	7,863,577
NET INCREASE (DECREASE) IN
NET ASSETS RESULTING
FROM OPERATIONS	$1,842,157	$68,742,538	$8,172,371

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT EMERGING MARKETS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2023	2022
NET INCREASE (DECREASE) IN NET ASSETS FROM:
Net investment income (loss)	$450,282	$322,110
Net realized gain (loss) on investments
and foreign currency	(1,481,962)	(788,246)
Net change in unrealized appreciation/depreciation
on investments and foreign currency	2,873,837	(6,324,041)
Net increase (decrease) in net assets
resulting from operations	1,842,157	(6,790,177)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(503,855)	(88,029)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) from capital share transactions[1]	15,638,181	27,169,429
Total increase (decrease) in net assets	16,976,483	20,291,223

NET ASSETS
Beginning of year	21,041,831	750,608
End of year	$38,018,314	$21,041,831

[1]	A summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2023		September 30, 2022
	Shares	Value	Shares	Value
Shares sold	795,554	$16,388,390	1,137,570	$27,169,429
Shares issued to holders
in reinvestment
of distributions	7,661	151,464	—	—
Shares redeemed[2]	(43,775)	(901,673)	—	—
Net increase (decrease)	759,440	$15,638,181	1,137,570	$27,169,429
Beginning shares	1,167,572		30,002
Ending shares	1,927,012		1,167,572

[2]	Net of redemption fees of $252 and $0, respectively.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2023	2022
NET INCREASE (DECREASE) IN NET ASSETS FROM:
Net investment income (loss)	$9,108,191	$9,580,733
Net realized gain (loss) on investments
and foreign currency	(44,521,742)	(7,217,996)
Net change in unrealized appreciation/depreciation
on investments and foreign currency	104,156,089	(201,593,405)
Net increase (decrease) in net assets
resulting from operations	68,742,538	(199,230,668)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(5,898,059)	(16,589,883)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) from capital share transactions[1]	(2,847,802)	134,860,436
Total increase (decrease) in net assets	59,996,677	(80,960,115)

NET ASSETS
Beginning of year	414,236,949	495,197,064
End of year	$474,233,626	$414,236,949

[1]	A summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2023		September 30, 2022
	Shares	Value	Shares	Value
Shares sold	3,694,849	$111,178,214	7,196,432	$240,538,947
Shares issued to holders
in reinvestment
of distributions	171,754	4,991,170	350,363	12,819,778
Shares redeemed[2]	(4,016,939)	(119,017,186)	(3,844,306)	(118,498,289)
Net increase (decrease)	(150,336)	$(2,847,802)	3,702,489	$134,860,436
Beginning shares	16,545,275		12,842,786
Ending shares	16,394,939		16,545,275

[2]	Net of redemption fees of $11,651 and $18,834, respectively.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2023	2022
INCREASE (DECREASE) IN NET ASSETS FROM:
Net investment income (loss)	$308,794	$140,791
Net realized gain (loss) on investments
and foreign currency	721,824	3,188,979
Net change in unrealized appreciation/depreciation
on investments and foreign currency	7,141,753	(13,741,339)
Net increase (decrease) in net assets
resulting from operations	8,172,371	(10,411,569)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(3,014,672)	(2,542,396)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) from capital share transactions[1]	2,030,892	2,132,063
Total increase (decrease) in net assets	7,188,591	(10,821,902)

NET ASSETS
Beginning of year	46,669,767	57,491,669
End of year	$53,858,358	$46,669,767

[1]	A summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2023		September 30, 2022
	Shares	Value	Shares	Value
Shares sold	110,054	$5,961,488	86,209	$4,917,029
Shares issued to holders
in reinvestment
of distributions	50,546	2,528,835	34,244	2,147,805
Shares redeemed[2]	(121,717)	(6,459,431)	(84,815)	(4,932,771)
Net increase (decrease)	38,883	$2,030,892	35,638	$2,132,063
Beginning shares	963,548		927,910
Ending shares	1,002,431		963,548

[2]	Net of redemption fees of $0 and $7,064, respectively.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

	Year Ended		Period Ended
	September 30,		September 30,
	2023	2022	2021[1]
Net asset value,
beginning of period/year	$18.02	$25.02	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.29	0.35	0.02
Net realized and unrealized
gain (loss) on investments	1.82	(7.24)	—
Total from operations	2.11	(6.89)	0.02

LESS DISTRIBUTIONS:
Distributions from
net investment income	(0.40)	(0.11)	—
Distributions from net realized gain	—	—	—
Total distributions	(0.40)	(0.11)	—
Paid-in capital from redemption fees	—	—	—
Net asset value, end of period	$19.73	$18.02	$25.02
Total return	11.72%	(27.64)%	0.08%

SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$38,018	$21,042	$751
Expenses before fees waived	1.68%	1.94%	63.49%[4]
Expenses after fees waived	0.99%	0.99%	0.99%[4]
Net investment income before fees waived	0.74%	0.63%	(59.75%)[4]
Net investment income after fees waived	1.43%	1.58%	2.75%[4]
Portfolio turnover rate	20%	36%	0%[3]

[1]	Emerging Markets Fund commenced operations on September 21, 2021. Information presented is for the period from September 21, 2021 to September 30, 2021.
[2]	Calculated based on average shares outstanding during the period.
[3]	Not Annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value,
beginning of year	$25.04	$38.56	$32.48	$29.32	$30.51

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment
income (loss)[1]	0.56	0.62	0.40	0.23	0.59
Net realized and
unrealized gain (loss)
on investments	3.69	(12.89)	5.92	3.64	(1.41)
Total from operations	4.25	(12.27)	6.32	3.87	(0.82)

LESS DISTRIBUTIONS:
Distributions from net
investment income	(0.36)	(0.65)	(0.24)	(0.71)	(0.37)
Distributions from
net realized gain	—	(0.60)	—	—	—
Total distributions	(0.36)	(1.25)	(0.24)	(0.71)	(0.37)
Paid-in capital from
redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value,
end of year	$28.93	$25.04	$38.56	$32.48	$29.32
Total return	16.98%	(32.85)%	19.48%	13.29%	(2.53)%

SUPPLEMENTAL DATA:
Net assets, end
of year (000’s)	$474,234	$414,237	$495,197	$320,526	$234,114
Expenses before
fees waived	0.97%	0.97%	0.97%	1.00%	1.00%
Expenses after
fees waived	0.86%	0.90%[3]	0.97%	1.00%	1.00%
Net investment income
before fees waived	1.75%	1.84%	1.07%	0.75%	2.09%
Net investment income
after fees waived	1.86%	1.91%	1.07%	0.75%	2.09%
Portfolio turnover rate	31%	22%	24%	33%	32%

[1]	Calculated based on average shares outstanding during the period.
[2]	Less than $0.01 or $(0.01) per share, as applicable.
[3]	Prior to March 1, 2022, the expense cap was 0.99%. Effective March 1, 2022, the expense cap became 0.86%.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value,
beginning of year	$48.44	$61.96	$47.97	$43.69	$45.18

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment
income (loss)[1]	0.32	0.15	0.08	0.23	0.29
Net realized and
unrealized gain (loss)
on investments	8.12	(10.92)	14.10	5.85	0.25
Total from operations	8.44	(10.77)	14.18	6.08	0.54

LESS DISTRIBUTIONS:
Distributions from net
investment income	(0.12)	(0.06)	(0.19)	(0.27)	(0.29)
Distributions from
net realized gain	(3.03)	(2.69)	—	(1.53)	(1.74)
Total distributions	(3.15)	(2.75)	(0.19)	(1.80)	(2.03)
Paid-in capital from
redemption fees	—	0.00 [2]	—	—	—
Net asset value,
end of year	$53.73	$48.44	$61.96	$47.97	$43.69
Total return	17.90%	(18.38)%	29.62%	14.17%	2.02%

SUPPLEMENTAL DATA:
Net assets, end
of year (000’s)	$53,858	$46,670	$57,492	$43,213	$37,974
Expenses before
fees waived	1.17%	1.14%	1.14%	1.27%	1.25%
Expenses after
fees waived	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income
before fees waived	0.43%	0.11%	(0.01)%	0.23%	0.43%
Net investment income
after fees waived	0.60%	0.25%	0.13%	0.50%	0.68%
Portfolio turnover rate	32%	29%	19%	38%	28%

[1]	Calculated based on average shares outstanding during the period.
[2]	Does not round to $0.01 or $(0.01), as applicable.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2023

NOTE 1 – ORGANIZATION

The Emerging Markets Fund, International Fund and the U.S. Equity Fund (collectively the “Funds”) are each a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Funds commenced operations on September 21, 2021, December 29, 2010 and April 30, 2012, respectively. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies.”

The Funds’ investment objective is to seek long-term capital appreciation. The Funds seek to preserve and build capital over the long-term through investing in a diversified portfolio of common stocks and American Depositary Receipts (“ADR”) of companies it believes are high quality, sustainable and undervalued. The Emerging Markets Fund and the International Fund invest in European Depositary Receipts and Global Depositary Receipts.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. or foreign national securities exchanges are valued at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities, which may include REITs, BDCs and MLPs, that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non- exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

For foreign securities traded on foreign exchanges the Trust has selected ICE Data Services Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by the Emerging Markets Fund and the International Fund. The use of this third-party pricing service is designed to capture events occurring after

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2023 (Continued)

a foreign exchange closes that may affect the value of certain holdings of the Funds’ securities traded on those foreign exchanges. The Funds utilize a confidence interval when determining the use of the FVIS provided prices. The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding ADR, if one exists. FVIS provides the confidence interval for each security for which it provides a price. If the FVIS provided price falls within the confidence interval the Funds will value the particular security at that price. If the FVIS provided price does not fall within the confidence interval the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has adopted a Valuation Policy designating Boston Common Asset Management (the “Adviser”) as the Funds’ Valuation Designee. Under Rule 2a-5, the Valuation Designee shall determine the fair value of securities for which readily available market quotes are not available in accordance with procedures approved by the Board.

As described above, the Funds utilize various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2023 (Continued)

particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2023. See the Schedules of Investments for the U.S. Equity Fund’s sector breakouts.

Emerging Markets Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Communication
Services	$740,198	$2,537,399	$—	$3,277,597
Consumer Discretionary	1,679,661	5,012,686	—	6,692,347
Consumer Staples	2,107,124	1,222,729	—	3,329,853
Financials	1,446,926	5,718,157	—	7,165,083
Health Care	469,624	2,250,919	—	2,720,543
Industrials	729,749	2,770,933	—	3,500,682
Information Technology	3,326,918	4,252,721	—	7,579,639
Materials	—	1,180,088	—	1,180,088
Real Estate	281,309	—	—	281,309
Total Common Stocks	10,781,509	24,945,632	—	35,727,141
Preferred Stocks	1,467,699	—	—	1,467,699
Short-Term
Investments	714,093	—	—	714,093
Total Investments
in Securities	$12,963,301	$24,945,632	$—	$37,908,933

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2023 (Continued)

International Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Communication
Services	$—	$20,882,493	$—	$20,882,493
Consumer Discretionary	5,900,055	43,424,892	—	49,324,947
Consumer Staples	14,033,503	40,839,262	—	54,872,765
Financials	(1)	96,813,187	—	96,813,186
Health Care	26,423,514	44,762,158	—	71,185,672
Industrials	1	86,403,012	—	86,403,013
Information Technology	10,385,172	27,391,349	—	37,776,521
Materials	1	14,667,374	—	14,667,375
Real Estate	—	9,813,071	—	9,813,071
Utilities	—	18,751,377	—	18,751,377
Total Common Stocks	56,742,245	403,748,175	—	460,490,420
Short-Term
Investments	4,469,110	—	—	4,469,110
Total Investments
in Securities	$61,211,355	$403,748,175	$—	$464,959,530

U.S. Equity Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$53,021,480	$—	$—	$53,021,480
Short-Term
Investments	847,893	—	—	847,893
Total Investments
in Securities	$53,869,373	$—	$—	$53,869,373

B.
Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains or losses that a rise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2023 (Continued)

the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

C.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. The Funds at the most recent fiscal year ended September 30, 2023 had no post-October losses or late year losses. At September 30, 2023, the Emerging Markets Fund has $1,171,115 of short-term capital loss carryforwards and $910,944 of long-term capital loss carryforwards, which do not expire. At September 30, 2023, the International Fund has $15,804,718 of short-term capital loss carryforwards and $34,683,653 of long-term capital loss carryforwards, which do not expire.

As of September 30, 2023, the Funds did not have any tax positions that did not meet the “more likely than not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts. As of September 30, 2023, the Funds are not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

D.
Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2023 (Continued)

basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex- dividend date. Dividends received from REITs are generally comprised of ordinary income, capital gains and may include return of capital. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per sha re for each Fund is equal to the Funds’ net asset value per share. The Funds charge a 2.00% redemption fee on shares held less than 30 calendar days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as pa id-in capital and such fees become part of that Funds’ daily NAV calculation.

H.
Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Board approved liquidity risk management program that requires, among other things, that the Funds limit their illiquid investments that are assets to no more than 15% of net assets.

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2023 (Continued)

An illiquid investment is any investment that the Funds reasonably expect cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

I.
Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

J.
Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. These reclassifications are primarily due to the utilization of equalization. For the year ended September 30, 2023, there were no adjustments made to the International Fund. For the year ended September 30, 2023, the following adjustments were made:

		Distributable
	Paid-in	(accumulated)
	Capital	earnings (losses)
Emerging Markets Fund	$(66)	$66
U.S. Equity Fund	61,584	(61,584)

K.
Recently Issued Accounting Pronouncements. In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the financial statements.

In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2023 (Continued)

will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

L.
Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined that there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Adviser provides the Funds with investment management services under an Investment Advisory Agreement (the “Agreement”) for the Funds. Under the Agreement, the Adviser furnishes all investment advice, office space, facilities and certain administrative services, and provides most of the personnel needed by the Funds. As compensation for its services, the Adviser is entitled to receive a monthly fee at the annual rate of 0.85% for the Emerging Markets Fund, 0.80% for the International Fund and 0.75% for the U.S. Equity Fund based upon the average daily net assets of each Fund. For the year ended September 30, 2023, the advisory fees incurred by the Funds are disclosed in the Statements of Operations. The investment advisory fees incurred are paid monthly to the Adviser, net of any monthly waiver or reimbursement discussed below.

The Adviser has contractually agreed to limit the annual ratio of expenses (“Expense Caps”) of each Fund’s average daily net assets to 0.99% for the Emerging Markets Fund, 0.86% for the International Fund and 1.00% for the U.S. Equity Fund, respectively. The Operating Expense Limitation Agreements have an indefinite term and may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Funds, upon sixty days written notice to the Adviser. Any fees waived and/or Fund expenses absorbed by the Adviser pursuant to an agreed-upon expense cap shall be reimbursed by the Funds to the Adviser, if requested by the Adviser, any time before the end of the third year following the fee waiver and/or expense absorption, provided the aggregate amount of the Funds’ current operating expenses for such year does not exceed the lesser expense cap in place at the time of waiver or at the time of reimbursement. The Funds must pay their current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon the Board’s review and approval. The amount of fees waived and/or recouped and expenses absorbed by the Adviser during the year ended September 30, 2023, are disclosed in the Statements of Operations. Any amount due from the Advisor is paid monthly to the Funds, if applicable.

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2023 (Continued)

As of September 30, 2023, the remaining cumulative amounts that may be recouped by the Adviser on behalf of the Funds are shown in the following tables. The Adviser may recapture a portion of the unreimbursed amounts no later than the dates stated below.

	Emerging	International	U.S. Equity
Year of Expiration	Markets Fund	Fund	Fund
September 30, 2024	$12,915	N/A	$74,457
September 30, 2025	192,810	$375,501	79,175
September 30, 2026	217,379	530,073	88,702

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) serves as the Funds’ administrator, fund accountant and transfer agent. In those capacities, Fund Services maintains the Funds’ books and records, calculates the Funds’ NAVs, prepares various federal and state regulatory filings, coordinates the payment of the Funds’ expenses, reviews expense accruals and prepares materials supplied to the Board. The officers of the Trust and the Chief Compliance Officer of the Funds are also employees of Fund Services. Fees paid by the Funds to Fund Services for these services for the year ended September 30, 2023, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. U.S. Bank N.A. serves as the Funds’ custodian. U.S. Bank N.A. is an affiliate of Fund Services.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2023, the cost of purchases and proceeds from the sales or maturity of securities, excluding short-term investments, were as follows:

	Purchases	Sales/Maturities
Emerging Markets Fund	$21,953,341	$6,153,078
International Fund	146,006,644	154,839,159
U.S. Equity Fund	16,518,768	16,743,450

For the year ended September 30, 2023, there were no purchases or sales of U.S. Government obligations in the Funds.

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2023 (Continued)

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Funds during the year ended September 30, 2023 (estimated) and the year ended September 30, 2022 were as follows:

	September 30, 2023	September 30, 2022
Emerging Markets Fund
Ordinary income	$503,855	$88,029
Long-term capital gain	—	—
International Fund
Ordinary income	$5,898,059	$8,619,331
Long-term capital gain	—	7,970,552
U.S. Equity Fund
Ordinary income	$119,568	$121,891
Long-term capital gain	2,895,104	2,420,505

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at the most recent fiscal year ended September 30, 2023 were as follows:

Emerging Markets Fund

Cost of investments	$41,629,864
Gross tax unrealized appreciation	2,072,873
Gross tax unrealized depreciation	(5,793,975)
Net tax unrealized appreciation (depreciation)	(3,721,102)
Undistributed ordinary income	263,881
Undistributed long-term capital gain	—
Total distributable earnings	263,881
Other distributable (accumulated) gains (losses)	(2,082,059)
Total distributable (accumulated) earnings (losses)	$(5,539,280)

International Fund

Cost of investments	$459,636,818
Gross tax unrealized appreciation	68,749,854
Gross tax unrealized depreciation	(63,475,799)
Net tax unrealized appreciation (depreciation)	5,274,055
Undistributed ordinary income	10,841,346
Undistributed long-term capital gain	—
Total distributable earnings	10,841,346
Other distributable (accumulated) gains (losses)	(50,488,371)
Total distributable (accumulated) earnings (losses)	$(34,372,970)

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2023 (Continued)

U.S. Equity Fund

Cost of investments	$35,724,234
Gross tax unrealized appreciation	19,683,299
Gross tax unrealized depreciation	(1,538,159)
Net tax unrealized appreciation (depreciation)	18,145,140
Undistributed ordinary income	303,490
Undistributed long-term capital gain	621,563
Total distributable earnings	925,053
Other distributable (accumulated) gains (losses)	—
Total distributable (accumulated) earnings (losses)	$19,070,193

NOTE 6 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Emerging Markets Fund, International Fund and U.S. Equity Fund credit facilities pursuant to separate Loan and Security Agreements for temporary or extraordinary purposes. Interest expense for the year ended September 30, 2023 is disclosed in the Statements of Operations, if applicable. Credit facility activity for the year ended September 30, 2023, was as follows:

	Emerging	International	U.S. Equity
	Markets Fund	Fund	Fund
Maximum available credit	$1,000,000	$10,000,000	$2,000,000
Largest amount outstanding
on an individual day	—	2,725,000	1,000
Average balance when in use	—	1,071,625	1,000
Credit facility outstanding
as of September 30, 2022	—	—	—
Average interest rate	N/A	6.75%	7.50%

BOSTON COMMON ESG IMPACT FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Boston Common ESG Impact Funds and
The Board of Trustees of Professionally Managed Portfolios

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Boston Common ESG Impact Emerging Markets Fund, Boston Common ESG Impact International Fund and Boston Common ESG Impact U.S. Equity Funds (the “Funds”), each a series of Professionally Managed Portfolios, including the schedules of investments, as of September 30, 2023, the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2023, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds		Statements of
constituting Professionally	Statement	changes in
Managed Portfolios	of operations	net assets	Financial highlights
Boston Common ESG	For the year ended	For each of the	For each of the
Impact International Fund,	September 30, 2023	two years in the	five years in the
Boston Common ESG		period ended	period ended
Impact U.S. Equity Fund		September 30, 2023	September 30, 2023

Boston Common ESG	For the year ended	For each of the	For each of the
Impact Emerging	September 30, 2023	two years in the	two years in the
Markets Fund		period ended	period ended
		September 30, 2023	September 30, 2023
and for the period
September 21, 2021
(commencement of
operations) through
September 30, 2021

Basis for Opinion

These financial statements are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 1995.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
November 27, 2023

BOSTON COMMON ESG IMPACT FUNDS

EXPENSE EXAMPLES For the Six Months Ended September 30, 2023 (Unaudited)

As a shareholder of the Funds, you incur two types of costs – (1) transaction costs and (2) ongoing costs, including investment advisory fees and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/23 –9/30/23).

Actual Expenses

The “Actual” line of the following tables provides information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Fund Services, the Funds’ transfer agent. If you request a redemption be made by wire transfer, the Funds’ transfer agent currently charges a $15.00 fee. You will be charged a redemption fee equal to 2% of the net amount of the redemption if you redeem within 30 calendar days after purchase. In addition to the Funds’ expenses, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds of other investment companies in which the Funds have shares. Actual expenses of the underlying funds may vary. These expenses are not included in the following examples. The following examples include, but are not limited to, investment advisory fees, fund accounting fees, administration fees, custody fees and transfer agent fees. However, the following examples do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you pa id over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the following tables provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that

BOSTON COMMON ESG IMPACT FUNDS

EXPENSE EXAMPLES For the Six Months Ended September 30, 2023 (Unaudited) (Continued)

appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Emerging Markets Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	4/1/23	9/30/23	4/1/23 – 9/30/23[1]
Actual	$1,000.00	$ 950.80	$4.74
Hypothetical (5% return
before expenses)	1,000.00	1,020.21	4.91

[1]
Expenses are equal to the Emerging Market Fund’s annualized expense ratio for the most recent six-month period of 0.97% multiplied by the average account value over the period, multiplied by 183/365 days (to reflect the one-half year period).

International Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	4/1/23	9/30/23	4/1/23 – 9/30/23[2]
Actual	$1,000.00	$ 927.20	$4.15
Hypothetical (5% return
before expenses)	1,000.00	1,020.76	4.36

[2]
Expenses are equal to the International Fund’s annualized expense ratio for the most recent six-month period of 0.86% multiplied by the average account value over the period, multiplied by 183/365 days (to reflect the one-half year period).

U.S. Equity Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	4/1/23	9/30/23	4/1/23 – 9/30/23[3]
Actual	$1,000.00	$1,020.30	$5.06
Hypothetical (5% return
before expenses)	1,000.00	1,020.05	5.06

[3]
Expenses are equal to the U.S. Equity Fund’s annualized expense ratio for the most recent six-month period of 1.00% (reflecting fee waivers in effect) multiplied by the average account value over the period, multiplied by 183/365 days (to reflect the one-half year period).

BOSTON COMMON ESG IMPACT FUNDS

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Funds have adopted a liquidity risk management program (the “program”). The Board has designated the Adviser’s Chief Compliance Officer (“Adviser CCO”) to serve as the administrator of the program. The Adviser CCO conducts the day-to-day operation of the program pursuant to policies and procedures administered by the Adviser.

Under the program, the Adviser CCO manages the Funds’ liquidity risk, which is the risk that the Funds could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Funds. This risk is managed by monitoring the degree of liquidity of the Funds’ investments, limiting the amount of the Funds’ illiquid investments, and utilizing various risk management tools and facilities available to the Funds for meeting shareholder redemptions, among other means. The Adviser CCO’s process of determining the degree of liquidity of the Funds’ investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by the Adviser CCO regarding the operation and effectiveness of the program for the period January 1, 2022 through December 31, 2022. No significant liquidity events impacting the Funds were noted in the report. In addition, the Adviser CCO provided its assessment that the program had been effective in managing the Funds’ liquidity risk.

BOSTON COMMON ESG IMPACT FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds. The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current trustees and officers of the Trust, their year of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office[2] and	Occupations	Complex[3]	Directorships
Name, Address	with the	Length of	During	Overseen	Held During the
and Age	Trust[1]	Time Served	Past Five Years	by Trustees	Past Five Years

Independent Trustees of the Trust

Kathleen T. Barr	Trustee	Indefinite	Retired; Chair of	3	Independent
(born 1955)		Term;	the Governing		Director,
c/o U.S. Bank Global		Since	Council, Independent		Muzinich BDC,
Fund Services		November	Directors Council		Inc. (2019 to
615 East Michigan St.		2018.	(since 2020);		present);
Milwaukee, WI 53202	Chair-	Indefinite	formerly, President,		Independent
	person	Term;	owner of a registered		Trustee for the
		Since	investment adviser,		William Blair
		February	Productive Capital		Funds (2013 to
		2023.	Management, Inc.		present)
			(2010 to 2013);		(18 series).
formerly, Chief
Administrative Officer,
Senior Vice President
and Senior Managing
Director of Allegiant
Asset Management
Company (merged
with PNC Capital
Advisors, LLC in
2009); formerly,
Chief Administrative
Officer, Chief
Compliance Officer
and Senior Vice
President of PNC
Funds and PNC
Advantage Funds
(f/k/a Allegiant Funds)
(registered investment
companies).

BOSTON COMMON ESG IMPACT FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office[2] and	Occupations	Complex[3]	Directorships
Name, Address	with the	Length of	During	Overseen	Held During the
and Age	Trust[1]	Time Served	Past Five Years	by Trustees	Past Five Years
Eric W. Falkeis	Trustee	Indefinite	Chief Growth	3	Interested
(born 1973)		Term;	Officer, Tidal		Trustee, Tidal
c/o U.S. Bank Global		Since	Financial Group		ETF Trust II
Fund Services		September	(2022 to present);		(2022 to
615 East Michigan St.		2011.	Chief Executive		present)
Milwaukee, WI 53202			Officer, Tidal ETF		(7 series);
			Services LLC		Independent
			(2018 to present);		Director,
			formerly, Chief		Muzinich BDC,
			Operating Officer,		Inc. (2019 to
			Direxion Funds		present);
			(2013 to 2018);		Interested
			formerly, Senior Vice		Trustee, Tidal
			President and Chief		ETF Trust
			Financial Officer		(2018 to
			(and other positions),		Present)
			U.S. Bancorp Fund		(36 series);
			Services, LLC		Former
			(1997 to 2013).		Interested
Trustee,
Direxion Funds
(22 series),
Direxion Shares
ETF Trust
(112 series) and
Direxion
Insurance Trust
(2013 to 2018).

Steven J. Paggioli	Trustee	Indefinite	Consultant;	3	Independent
(born 1950)		Term;	formerly, Executive		Director,
c/o U.S. Bank Global		Since	Vice President,		Muzinich BDC,
Fund Services		May 1991.	Investment Company		Inc. (2019 to
615 East Michigan St.			Administration, LLC		present);
Milwaukee, WI 53202			(mutual fund		Independent
			administrator).		Trustee, AMG
Funds (1993 to
present)
(42 series).

BOSTON COMMON ESG IMPACT FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office[2] and	Occupations	Complex[3]	Directorships
Name, Address	with the	Length of	During	Overseen	Held During the
and Age	Trust[1]	Time Served	Past Five Years	by Trustees	Past Five Years
Ashi S. Parikh	Trustee	Indefinite	Investment	3	Board of
(born 1966)		Term;	professional;		Directors
c/o U.S. Bank Global		Since	formerly, Chief		Member,
Fund Services		June 2020.	Executive and Chief		Investment
615 East Michigan St.			Investment Officer		Working Group,
Milwaukee, WI 53202			and various other		The Ohio State
			positions, RidgeWorth		University
			Investments, LLC		Endowments
			(global investment		and Foundation
			management firm)		(2016 to
			(2006 to 2017);		present); Board
			formerly, Chief		of Directors,
			Investment Officer		World
			Institutional Growth		Methodist
			Equities, Eagle		Council,
			Asset Management		Investment
			(investment		Committee
			management firm);		(2018 to
			formerly Sr. Managing		present);
			Director, Growth		Independent
			Equities, Banc One		Trustee, PNC
			Investment Advisors		Funds (2018 to
			(investment		2019)
			management firm).		(32 series);
Interested
Trustee,
RidgeWorth
Funds (2014 to
2017) (35 series).

BOSTON COMMON ESG IMPACT FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office[2] and	Occupations	Complex[3]	Directorships
Name, Address	with the	Length of	During	Overseen	Held During the
and Age	Trust[1]	Time Served	Past Five Years	by Trustees	Past Five Years
Cynthia M. Fornelli	Trustee	Indefinite	Independent	3	Independent
(born 1960)		Term;	Director of		Director,
c/o U.S. Bank Global		Since	TriplePoint Venture		TriplePoint
Fund Services		January	Growth BDC Corp.		Private Venture
615 East Michigan St.		2022.	(2019 to present);		Credit, Inc.
Milwaukee, WI 53202			Retired; formerly,		(2020 to
			Executive Director of		present).
the Center for Audit
Quality (2007-2019);
formerly, Senior
Vice President of
Regulatory Conflicts
Management at Bank
of America (2005 to
2007); formerly,
Deputy Director,
Division of Investment
Management with
the U.S. Securities
and Exchange
Commission
(1998 to 2005).

Officers of the Trust

Jason F. Hadler	President	Indefinite	Senior Vice	Not	Not
(born 1975)	&	Term;	President and	Applicable.	Applicable.
c/o U.S. Bank Global	Principal	Since	Head of Client
Fund Services	Executive	September	Experience, U.S.
615 East Michigan St.	Officer	2021.	Bank Global Fund
Milwaukee, WI 53202			Services, since
March 2022; Senior
Vice President and
Head of Fund
Services Fund
Administration
Department,
U.S. Bank Global
Fund Services
(December 2003 to
March 2022).

BOSTON COMMON ESG IMPACT FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office[2] and	Occupations	Complex[3]	Directorships
Name, Address	with the	Length of	During	Overseen	Held During the
and Age	Trust[1]	Time Served	Past Five Years	by Trustees	Past Five Years
Carl G. Gee, Esq.	Secretary	Indefinite	Assistant	Not	Not
(born 1990)	& Vice	Term;	Secretary of the	Applicable.	Applicable.
c/o U.S. Bank Global	President	Since	Trust (2020 to
Fund Services		February	2021); Assistant
615 East Michigan St.		2021.	Vice President and
Milwaukee, WI 53202			Counsel, U.S. Bank
Global Fund Services
since August 2016;
Summer Associate,
Husch Blackwell
LLP (2015); Law
Clerk, Brady
Corporation (global
printing systems,
labels and safety
products company)
(2014 to 2015).

Craig Benton	Treasurer	Indefinite	Assistant	Not	Not
(born 1985)	& Vice	Term;	Treasurer of the	Applicable.	Applicable.
c/o U.S. Bank Global	President	Since	Trust (2016 to
Fund Services		December	2021); Assistant
615 East Michigan St.		2021.	Vice President,
Milwaukee, WI 53202			U.S. Bank Global
Fund Services since
November 2007.

Kyle J. Buscemi	Assistant	Indefinite	Mutual Funds	Not	Not
(born 1996)	Treasurer	Term;	Administrator,	Applicable.	Applicable.
c/o U.S. Bank Global		Since	U.S. Bank Global
Fund Services		June 2022.	Fund Services
615 East Michigan St.			since June 2018;
Milwaukee, WI 53202			Business
Administration
Student,
2014 to 2018.

Kathryn E. LaPlante	Assistant	Indefinite	Mutual Funds	Not	Not
Johnson	Treasurer	Term;	Administrator,	Applicable.	Applicable.
(born 1998)		Since	U.S. Bank Global
c/o U.S. Bank Global		November	Fund Services since
Fund Services		2023.	June 2020; Business
615 East Michigan St.			Administration
Milwaukee, WI 53202			Student, 2017-2021.

BOSTON COMMON ESG IMPACT FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office[2] and	Occupations	Complex[3]	Directorships
Name, Address	with the	Length of	During	Overseen	Held During the
and Age	Trust[1]	Time Served	Past Five Years	by Trustees	Past Five Years
Gazala Khan	Chief	Indefinite	Vice President	Not	Not
(born 1969)	Compliance	Term;	and Compliance	Applicable.	Applicable.
c/o U.S. Bank Global	Officer	Since	Officer, U.S. Bank
Fund Services		November	Global Fund
615 East Michigan St.	Anti-	2022.	Services since
Milwaukee, WI 53202	Money		July 2022; Chief
	Laundering		Compliance Officer
	Officer		Matthews Asia Fund
(May 2019 to
July 15, 2022);
Chief Compliance
Officer GS Trust/VIT
(June 2009 to
May 2019); Vice
President GSAM
(May 2005 to
June 2009); Staff
Accountant, SEC
Office of Compliance
Inspection and
Examination
(1999 to 2005).

[1]	All Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
[2]	Under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 78.
[3]
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment advisor with any other series.

BOSTON COMMON ESG IMPACT FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND
BOSTON COMMON ESG IMPACT U.S. EQUITY FUND
BOSTON COMMON ESG IMPACT EMERGING MARKETS FUND

At a meeting held on August 17-18, 2023, the Board (which is comprised of five persons, all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between Professionally Managed Portfolios (the “Trust”) and Boston Common Asset Management, LLC (the “Adviser”) for each of the Boston Common ESG Impact International Fund, the Boston Common ESG Impact U.S. Equity Fund and the Boston Common ESG Impact Emerging Markets Fund (each a “Fund,” and together, the “Funds”) for another term. At this meeting and at a prior meeting held on June 26, 2023, the Board received and reviewed substantial information regarding the Funds, the Adviser and the services provided by the Adviser to the Funds under the Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Adviser under the Advisory Agreement. The Trustees considered the nature, extent and quality of the Adviser’s overall services provided to the Funds as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Funds. The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record, as well as the Adviser’s cybersecurity program, business continuity plan, and risk management process. The Board considered that Boston Common was a socially responsible manager and that each Fund invests in issuers that meet the Adviser’s specific environmental, social and governance (“ESG”) criteria. The Board noted the additional effort and infrastructure necessary to monitor and invest in accordance with the Adviser’s ESG criteria and also considered the prior relationship between the Adviser and the Trust, as well as the Board’s knowledge of the Adviser’s operations, and noted

BOSTON COMMON ESG IMPACT FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

that during the course of the prior year they had met with certain personnel of the Adviser to discuss fund performance and investment outlook, as well as, various marketing and compliance topics. The Board concluded that the Adviser had the quality and depth of personnel, resources, investment processes and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that they were satisfied with the nature, overall quality and extent of such management services.

2.
The Funds’ historical performance and the overall performance of the Adviser. In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of each Fund on both an absolute basis, and in comparison to its peer funds utilizing Morningstar classifications, appropriate securities market benchmarks and the Adviser’s similarly managed accounts, all for periods ended March 31, 2023. The Board also considered performance against a smaller group of peers selected by an independent third-party consultant engaged by the Board to assist it in its 15(c) review (the “Cohort”). While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance. When reviewing each Fund’s performance against its comparative peer group universe, the Board took into account that the investment objective and strategies of each Fund, as well as its level of risk tolerance, may differ significantly from funds in its respective peer universe. When reviewing the Funds’ performance against broad market benchmarks, the Board took into account the differences in portfolio construction between the Funds and such benchmarks well as other differences between actively managed funds and passive benchmarks, such as objectives and risks. In assessing periods of relative underperformance or outperformance, the Board took into account that relative performance can be significantly impacted by performance measurement periods and that some periods of underperformance may be transitory in nature while others may reflect more significant underlying issues. The Board also recognized that each Fund’s investments are subject to the Adviser’s ESG investment criteria as set forth in its prospectus, and that shareholders investing in the Fund accept and desire a fund employing such criteria, even if it may impact performance to a greater extent than other funds.

For the Boston Common ESG Impact International Fund, the Board noted that the Fund underperformed its Morningstar peer group average for the one-, three-, five-, and ten-year periods. The Board also noted

BOSTON COMMON ESG IMPACT FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

that the Fund was subject to specific ESG investment criteria, which may differ significantly among funds in its peer group. The Board noted that the Boston Common ESG Impact International Fund had underperformed the average of its Cohort for the one-, three-, five-, and ten-year periods In reviewing performance against peers and Cohorts, the Board considered the Adviser’s explanations for recent poor relative performance and its efforts to improve performance. The Board also considered the performance of the Boston Common ESG Impact International Fund against its broad-based securities market benchmark, noting the Fund had underperformed its benchmark for the one-, three-, five-, and ten-year periods. The Trustees further considered that the Fund had outperformed the Adviser’s international composite for the one-year period and underperformed in the three-, five-, and ten-year periods ended March 31, 2023 and that such underperformance was not significant.

For the Boston Common ESG Impact U.S. Equity Fund, the Board noted that the Fund outperformed its Morningstar peer group average for the one-, five- and ten-year periods and underperformed for the three-year period. The Board also noted that the Fund was subject to specific ESG investment criteria, which may differ significantly among funds in its peer group. The Board noted that the Boston Common ESG Impact U.S. Equity Fund had outperformed the average of its Cohort for the one-year period and underperformed for the three-, five-, and ten-year periods. They also considered the Adviser’s explanations for recent poor relative performance and its efforts to improve performance. The Board considered the performance of the Boston Common ESG Impact U.S. Equity Fund against its broad-based securities market benchmark, noting that the Fund had outperformed its benchmark for the one-year period, and underperformed for the three-, five-, and ten-year periods. The Trustees further considered that the Fund had slightly underperformed the Adviser’s tax-exempt core composite for the one-, three-, five-, and ten-year periods ended March 31, 2023 and that such underperformance was not significant.

For the Boston Common ESG Impact Emerging Markets Fund, the Board noted that the Fund had outperformed its Morningstar peer group average and Cohort average for the one-year period. The Board also noted that the Fund was subject to specific ESG investment criteria, which may differ significantly among funds in its peer group. The Board considered the performance of the Fund against its broad-based securities market benchmark, noting it outperformed for the one-year period. The Board also considered the outperformance of the Fund compared to the

BOSTON COMMON ESG IMPACT FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Adviser’s emerging markets composite for the one-year period ended March 31, 2023. In considering the performance of the Fund, the Board noted that the Fund had less than three years of operations.

3.
The costs of the services provided by the Adviser and the structure of the Adviser’s fees under the Advisory Agreement. In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Adviser, as well as all expense waivers and reimbursements. When reviewing fees charged to other similarly managed accounts, the Board took into consideration the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

For the Boston Common ESG Impact International Fund, the Board noted that the Adviser had contractually agreed to maintain an annual expense ratio of 0.86% for the Fund excluding certain operating expenses (the “Expense Cap”). The Board noted that the Fund’s advisory fee was at its Cohort’s median and above that of its Cohort’s average and that the net expense ratio was below that of its Cohort’s median and average. The Board noted that the Boston Common ESG Impact International Fund’s net expense ratio was below than its peer group average. The Board noted that the advisory fees charged to the Boston Common ESG Impact International Fund were lower or higher than the fees charged to the Adviser’s other similarly managed accounts depending on the asset level. The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and advisory fee information.

For the Boston Common ESG Impact U.S. Equity Fund, the Board noted that the Adviser had contractually agreed to maintain an annual expense ratio of 1.00% for the Fund excluding certain operating expenses (the “Expense Cap”). The Board noted that the Fund’s net expense ratio was above the peer group average. The Board noted that the Boston Common ESG Impact U.S. Equity Fund’s advisory fee and net expense ratio were above the median and average of its Cohort. The Board noted that the advisory fees charged to the Boston Common ESG Impact U.S. Equity Fund were lower or higher than the fees charged to the Adviser’s other similarly managed accounts depending on the asset level. The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and advisory fee information.

For the Boston Common ESG Impact Emerging Markets Fund, the Board noted that the Adviser had contractually agreed to maintain an

BOSTON COMMON ESG IMPACT FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

annual expense ratio of 0.99% for the Fund excluding certain operating expenses (the “Expense Cap”). The Board noted that the Fund’s net expense ratio was below the peer group average. The Board noted that the Boston Common ESG Impact Emerging Market Fund’s advisory fee and net expense ratio were below the median and average of its Cohort. The Board noted that the advisory fees charged to the Boston Common ESG Impact Emerging Markets Fund were lower or higher than the fees charged to the Adviser’s other similarly managed accounts depending on the asset level. The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and advisory fee information.

4.
Economies of Scale. The Board also considered whether economies of scale were being realized by the Adviser that should be shared with shareholders. The Board noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that each Fund does not exceed its specified Expense Cap. The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Adviser that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
The profits to be realized by the Adviser and its affiliates from their relationship with the Funds. The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Funds. The Board considered the profitability to the Adviser from its relationship with the Funds and considered any additional material benefits derived by the Adviser from its relationship with the Funds, particularly benefits received in exchange for “soft dollars” paid to the Adviser. After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreement, was not excessive, and that the Adviser had maintained adequate financial resources to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total combination of information available to them. Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Adviser, including each Fund’s advisory fee, were fair and reasonable. The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Funds and their shareholders.

BOSTON COMMON ESG IMPACT FUNDS

FEDERAL TAX INFORMATION (Unaudited)

For the year ended September 30, 2023, the Emerging Markets Fund and International Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Emerging Markets Fund

Country	Gross Dividend	Tax Withheld
Brazil	$57,915	$7,534
Cayman Islands	99,592	1,162
Chile	14,270	2,111
China	161,685	16,168
Colombia	58,750	—
Hong Kong	7,520	—
Hungary	8,742	—
India	29,178	3,410
Indonesia	83,405	15,348
Korea, Republic Of	67,611	14,874
Mexico	28,008	2,801
Philippines	8,063	2,016
South Africa	38,027	6,271
Taiwan	100,018	21,004
Thailand	40,790	4,079
United Kingdom	23,707	4,562
	$827,281	$101,340

BOSTON COMMON ESG IMPACT FUNDS

FEDERAL TAX INFORMATION (Unaudited) (Continued)

International Fund

Country	Gross Dividend	Tax Withheld
Australia	$736,341	$96,133
Cayman Islands	—	—
Chile	—	(23,935)
China	33,460	3,346
Denmark	281,220	34,443
European Union	—	14,352
Finland	663,039	99,456
France	1,777,869	221,147
Germany	917,531	43,524
Hong Kong	438,141	—
India	(55,870)	(11,174)
Indonesia	317,742	63,548
Ireland	98,134	(9,845)
Italy	153,433	39,893
Japan	1,178,249	117,825
Jersey	4	—
Korea, Republic Of	104,569	23,005
Netherlands	1,418,925	212,839
Norway	—	—
Singapore	948,512	—
Spain	196,378	29,750
Sweden	1,026,547	56,035
Switzerland	966,164	133,405
Taiwan	(900)	(189)
United Kingdom	2,916,452	—
United States	—	(60,205)
	$14,115,940	$1,083,353

BOSTON COMMON ESG IMPACT FUNDS

FEDERAL TAX INFORMATION (Unaudited) (Continued)

For the year ended September 30, 2023, the Emerging Markets Fund and International Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Emerging Markets Fund

Country	Gross Dividend	Taxes Withheld
Brazil	0.0301	0.0039
Cayman Islands	0.0517	0.0006
Chile	0.0074	0.0011
China	0.0839	0.0084
Colombia	0.0305	—
Hong Kong	0.0039	—
Hungary	0.0045	—
India	0.0151	0.0018
Indonesia	0.0433	0.0080
Korea, Republic Of	0.0351	0.0077
Mexico	0.0145	0.0015
Philippines	0.0042	0.0010
South Africa	0.0197	0.0033
Taiwan	0.0519	0.0109
Thailand	0.0212	0.0021
United Kingdom	0.0123	0.0024

BOSTON COMMON ESG IMPACT FUNDS

FEDERAL TAX INFORMATION (Unaudited) (Continued)

International Fund

Country	Gross Dividend	Taxes Withheld
Australia	0.0449	0.0059
Cayman Islands	—	—
Chile	—	(0.0015)
China	0.0020	0.0002
Denmark	0.0172	0.0021
European Union	—	0.0009
Finland	0.0404	0.0061
France	0.1084	0.0135
Germany	0.0560	0.0027
Hong Kong	0.0267	—
India	(0.0034)	(0.0007)
Indonesia	0.0194	0.0039
Ireland	0.0060	(0.0006)
Italy	0.0094	0.0024
Japan	0.0719	0.0072
Jersey	0.0000	—
Korea, Republic Of	0.0064	0.0014
Netherlands	0.0865	0.0130
Norway	—	—
Singapore	0.0579	—
Spain	0.0120	0.0018
Sweden	0.0626	0.0034
Switzerland	0.0589	0.0081
Taiwan	(0.0001)	(0.0000)
United Kingdom	0.1779	—

BOSTON COMMON ESG IMPACT FUNDS

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION (Unaudited)

For the year ended September 30, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from the net investment income designated as qualified dividend income was as follows:

Emerging Markets Fund	100.00%
International Fund	100.00%
U.S. Equity Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended September 30, 2023 was as follows:

Emerging Markets Fund	0.00%
International Fund	0.00%
U.S. Equity Fund	100.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows (unaudited):

Emerging Markets Fund	0.00%
International Fund	0.00%
U.S. Equity Fund	0.00%

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge, by calling (877) 777-6944 or by accessing the Funds’ website at www.bostoncommonfunds.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov. Information regarding how the Funds vote proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 777-6944. Furthermore, you can obtain the Funds’, proxy voting records on the SEC’s website at www.sec.gov.

BOSTON COMMON ESG IMPACT FUNDS

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds’ quarterly holdings for the most recent fiscal year can be obtained by accessing the Funds’ website at www.bostoncommonfunds.com. The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Part F of Form N-PORT. The Funds’ Form N-PORT is available on the SEC’s website at www.sec.gov. The Funds’ Form N-PORT may also be obtained by calling (877) 777-6944.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

Each year, you are automatically sent an updated prospectus as well as annual and semi-annual reports for the Funds, if applicable. To reduce expenses, the Funds may mail only one copy of each Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds’ transfer agent at (877) 777-6944 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

INFORMATION ABOUT THE FUNDS’ TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (877) 777-6944. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Funds’ website at www.bostoncommonfunds.com.

(This Page Intentionally Left Blank.)

BOSTON COMMON ESG IMPACT FUNDS

PRIVACY NOTICE (Unaudited)

The Funds collect non-public information about you from the following sources:

•   Information we receive about you on applications or other forms;

•   Information you give us orally; and

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Adviser
BOSTON COMMON ASSET MANAGEMENT, LLC
200 State Street, 7th Floor
Boston, Massachusetts  02109

Distributor
QUASAR DISTRIBUTORS, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
(866) 236-0050

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania  19102

Legal Counsel
SULLIVAN & WORCESTER, LLP
1633 Broadway, 32nd Floor
New York, New York  10019

Boston Common ESG Impact Emerging Markets Fund
Symbol – BCEMX
CUSIP – 74316J227

Boston Common ESG Impact International Fund
Symbol – BCAIX
CUSIP – 74316J110

Boston Common ESG Impact U.S. Equity Fund
Symbol – BCAMX
CUSIP – 74316J680

Printed on 100% post-consumer waste paper

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Kathleen T. Barr, Ms. Cynthia M. Fornelli, Messrs. Eric W. Falkeis, Steven J. Paggioli and Ashi S. Parikh are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Boston Common ESG Impact Emerging Markets Fund

	FYE 9/30/2023	FYE 9/30/2022
Audit Fees	$15,300	$15,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,900	$2,800
All Other Fees	N/A	N/A

Boston Common ESG Impact International Fund

	FYE 9/30/2023	FYE 9/30/2022
Audit Fees	$21,200	$20,800
Audit-Related Fees	N/A	N/A
Tax Fees	$2,900	$2,800
All Other Fees	N/A	N/A

Boston Common ESG Impact U.S. Equity Fund

	FYE 9/30/2023	FYE 9/30/2022
Audit Fees	$21,200	$20,800
Audit-Related Fees	N/A	N/A
Tax Fees	$2,900	$2,800
All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Tait Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Boston Common ESG Impact Emerging Markets Fund

	FYE 9/30/2023	FYE 9/30/2022
Audit-Related Fees Tax Fees	N/A N/A	N/A N/A
All Other Fees	N/A	N/A

Boston Common ESG Impact International Fund

	FYE 9/30/2023	FYE 9/30/2022
Audit-Related Fees Tax Fees	N/A N/A	N/A N/A
All Other Fees	N/A	N/A

Boston Common ESG Impact U.S. Equity Fund

	FYE 9/30/2023	FYE 9/30/2022
Audit-Related Fees Tax Fees	N/A N/A	N/A N/A
All Other Fees	N/A	N/A

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years:

Boston Common ESG Impact Emerging Markets Fund

Non-Audit Related Fees	FYE 9/30/2023	FYE 9/30/2022
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Boston Common ESG Impact International Fund

Non-Audit Related Fees	FYE 9/30/2023	FYE 9/30/2022
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Boston Common ESG Impact U.S. Equity Fund

Non-Audit Related Fees	FYE 9/30/2023	FYE 9/30/2022
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j) The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)       /s/Jason Hadler
 Jason Hadler, President/Principal Executive Officer

Date    December 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Jason Hadler
Jason Hadler, President/Principal Executive Officer

Date    December 8, 2023

By (Signature and Title)      /s/Craig Benton
Craig Benton, Treasurer/Principal Financial Officer

Date    December 8, 2023

* Print the name and title of each signing officer under his or her signature.